SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GSI LUMONICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than

the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MANAGEMENT PROXY CIRCULAR
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF AUDITORS
APPROVAL OF THE SECOND RESTATEMENT OF THE 1995 OPTION PLAN FOR EMPLOYEES AND DIRECTORS
EXECUTIVE COMPENSATION
STOCK OPTION PLANS
EQUITY COMPENSATION PLANS
OPTION GRANTS DURING FISCAL 2003
OPTIONS EXERCISED DURING FISCAL 2003 AND YEAR-END OPTION VALUES
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT/CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION OF DIRECTORS
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
INDEBTEDNESS OF DIRECTORS AND OFFICERS
INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG GSI LUMONICS INC. AND S&P/TSX COMPOSITE (1)(2)
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG GSI LUMONICS INC., NASDAQ COMPOSITE INDEX AND S&P ELECTRONIC EQUIPMENT INDEX (1)(2)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER BUSINESS
CODE OF ETHICS
PROPOSALS
HOUSEHOLDING
DIRECTORS’ APPROVAL
SCHEDULE A
SCHEDULE B
SCHEDULE C
SCHEDULE D

39 Manning Road

Billerica, Massachusetts 01821
(978) 439-5511

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, May 20, 2004

       NOTICE IS HEREBY GIVEN that the annual and special meeting of shareholders of GSI Lumonics Inc., a New Brunswick corporation, which we refer to in this notice and in the attached management proxy circular as the Company, will be held at 2:00 p.m. (EDT) on Thursday, May 20, 2004 at the Wyndham Hotel, 2 Van De Graaff Drive, Burlington, Massachusetts, for the following purposes:

(a) to elect directors;

(b) to ratify the appointment of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2004;

(c) to approve a second restatement of the Company’s 1995 Stock Option Plan (the “Restated Plan”) which will allow for the grant of incentive stock options, non-qualified stock options, restricted common shares and stock appreciation rights (the “Awards”) and an increase of 2,000,000 in the number of common shares for which Awards may be granted under the Restated Plan, from 4,906,000 to 6,906,000; and

(d) to transact such further or other business as may properly come before the meeting or any adjournment or postponement thereof.

      Only shareholders of record as of the close of business on Thursday, April 8, 2004 will be entitled to vote at the meeting and at any adjournment or postponement thereof, provided that a subsequent transferee of shares may vote at the meeting if the transferee establishes ownership of the shares and requests not later than ten (10) days before the meeting to be added to the list of shareholders entitled to vote at the meeting.

      Shareholders who do not expect to attend the meeting in person are requested to complete, sign, date and return the form of proxy in the enclosed envelope to Computershare Trust Company of Canada, the Company’s transfer agent, at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, before 5:00 p.m. (EDT) on Wednesday, May 19, 2004, or, in the event that the meeting is adjourned or postponed, prior to 5:00 p.m. (EDT) on the last business day prior to the date fixed for the adjourned or postponed meeting.

      A copy of the management proxy circular and a form of proxy accompany this notice. This notice, the management proxy circular, the form of proxy and the Company’s annual report will be forwarded on or about Friday, April 23, 2004 to the holders of the Company’s common shares as of the close of business on Thursday, April 8, 2004.

      DATED at Billerica, Massachusetts this 23rd day of April, 2004.

By Order of the Board of Directors of
GSI Lumonics Inc.

WILLIAM O. FLANNERY,
Secretary

MANAGEMENT PROXY CIRCULAR

Solicitation of Proxies

      This management proxy circular is furnished in connection with the solicitation of proxies by the management of the Company for use at the annual and special meeting of shareholders to be held at 2:00 p.m. (EDT) on Thursday, May 20, 2004 at the Wyndham Hotel, 2 Van De Graaff Drive, Burlington, Massachusetts. The solicitation will be made by mail but proxies may also be solicited personally by employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

      The notice of the meeting, this management proxy circular, the form of proxy and a copy of the Company’s annual report will be forwarded on or about Friday, April 23, 2004 to the Company’s shareholders as of the close of business on Thursday, April 8, 2004.

Appointment and Revocation of Proxies

      The persons named in the enclosed form of proxy are officers of the Company. A shareholder may appoint a person to represent him or her at the meeting, other than the persons already named in the attached form of proxy, by inserting the name of such other person in the blank space provided in the form of proxy or by completing another proper form of proxy. Such person need not be a shareholder. The completed form of proxy must be deposited with the Company at its principal executive offices at 39 Manning Road, Billerica, Massachusetts 01821 or with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, in either case no later than 5:00 p.m. (EDT) on Wednesday, May 19, 2004, or, if the meeting is adjourned or postponed, the day before commencement of the reconvened meeting.

      The shareholder executing the form of proxy may revoke it as to any manner on which a vote has not already been cast pursuant to the authority conferred by such proxy (a) by delivering another properly executed form of proxy bearing a later date and depositing it in the manner described above; (b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder’s attorney authorized in writing (i) at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its adjournment or postponement, or (ii) with the chairman of the meeting on the day of the meeting, or at any reconvened meeting following its adjournment or postponement; or (c) in any other manner permitted by law.

      All monetary amounts listed below are in U.S. dollars, unless otherwise indicated.

Voting of Proxies

      The officers named in the form of proxy attached to this management proxy circular will vote or withhold from voting the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, the shares will be voted in favor of the election as directors of the nominees named in this management proxy circular, in favor of the ratification of the appointment of Ernst & Young LLP as auditors and in favor of the approval of the Restated Plan.

      The board of directors of the Company has fixed the close of business on Thursday, April 8, 2004 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 40,976,318 common shares of the Company. Each share is entitled to one vote, which may be cast as follows:

•	the vote for the election as directors of the nominees named in this management proxy circular is cumulative and is described in more detail below;

•	the vote for the ratification of the appointment of auditors requires the approval of a majority of the common shares represented and cast in respect of such matter to be effective; and

•	the vote for the approval of the Restated Plan requires the approval of a majority of the common shares represented and cast in respect of such matter, other than votes attached to common shares held by insiders of the Company, to be effective.

      No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of at least 20% of the outstanding shares as of the record date. Votes will be tabulated by the Company’s transfer agent subject to the supervision of persons designated by the board of directors of the Company as inspectors.

      Voting for the Election of Directors. Section 65(1) of the Business Corporations Act (New Brunswick) provides for cumulative voting for the election of directors so that each shareholder entitled to vote at an election of directors has the right to cast an aggregate number of votes equal to the number of votes attached to the shares held by such shareholder multiplied by the number of directors to be elected, and may cast all such votes in favor of one candidate or distribute them among the candidates in any manner the shareholder decides. The statute further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution of the shareholders is passed unanimously permitting two or more persons to be elected by a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes otherwise than equally among the nominees for whom such shareholder has directed the persons in the enclosed form of proxy to vote, such shareholder must do so personally at the meeting or by another form of proxy. On any ballot that may be called for the election of directors, the persons named in the enclosed form of proxy intend to cast the votes to which the shares represented by such proxy are entitled equally among all the proposed nominees whose names are set forth in the table under “Election of Directors” below, except those, if any, excluded by the shareholder in the proxy, or unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the election of directors.

      Ownership of Directors and Executive Officers. As of the close of business Thursday April 8, 2004, the directors and executive officers of the Company and their respective affiliates, as a group, may be deemed to be the beneficial owners of 1,919,747 common shares, representing approximately 4.68% of the outstanding common shares. The directors and executive officers of the Company have indicated that they intend to vote their respective common shares in favor of the election as directors of the nominees named in this management proxy circular and in favor of the ratification of the appointment of Ernst & Young LLP as the Company’s auditors. The votes attached to the shares owned by the executive officers and directors of the Company shall not be counted with respect to approval of the Restated Plan.

      The enclosed form of proxy confers discretionary authority on the person named therein with respect to amendments to or variations of matters identified in the notice of meeting and other matters that may properly come before the meeting. At the date of this management proxy circular, the management of the Company knows of no such amendments, variations or other matters.

Voting and Ownership of Shares

      As of the record date the Company had 40,976,318 common shares outstanding. Each shareholder of record, as of the close of business on Thursday, April 8, 2004, is entitled to one vote for each common share held, except to the extent that such shareholder has transferred the ownership of any shares after such date and the transferee of such shares establishes proper ownership thereof and demands not later than ten (10) days before the meeting to be added to the list of shareholders entitled to vote at the meeting in which case such transferee will be entitled to vote such shares. The failure of any shareholder to receive a notice of meeting of shareholders does not deprive the shareholder of a vote at the meeting.

ELECTION OF DIRECTORS

      The articles of continuance of the Company provide that its board of directors is to be comprised of between five (5) and fifteen (15) directors, as determined from time to time by resolution of the board of directors. Within these minimum and maximum numbers of directors, the board of directors has resolved that the entire board of directors will consist of six (6) directors. Below are the names of the persons for whom it is intended that votes be cast for their election as directors pursuant to the proxy that is hereby solicited unless the shareholder directs therein that his, her or its shares be withheld from voting. Each director will hold office until the next annual meeting, until his successor is elected or appointed, or until his earlier death, resignation or removal.

      Management does not contemplate that any of the nominees named below will be unable to serve as a director, but if that should occur for any reason prior to the meeting, where the proxy is granted to the management nominees, the management nominees reserve the right to vote for other nominees in their discretion unless directed to withhold from voting. The following table states, with respect to each person nominated for election as a director, the name, age, position held with the Company (where applicable), the year first elected or appointed as a director, committee memberships and the person’s principal occupation and employment during the past five (5) years.

      The board of directors recommends a vote FOR the election as the directors of the nominees named below.

		Year
		Became
Name, Principal Occupation and Municipality of Residence(6)	Age	Director

Richard B. Black(1)(2),	70	1999
President and Chief Executive Officer, ECRM, Inc.
Tewksbury, Massachusetts, U.S.A.
Paul F. Ferrari(4)(5),	73	1999
Independent Consultant Former Vice President & Treasurer, Thermo Electron Corporation Hobe Sound, Florida, U.S.A.
Phillip A. Griffiths, Ph.D.(3)(4)	65	2001
Director, Institute for Advanced Study Princeton, New Jersey, U.S.A.
Byron O. Pond(1)(2)(4)	67	2000
Chairman Amcast Industrial Corp. Dayton, Ohio, U.S.A.
Benjamin J. Virgilio(1)(2),	64	1998
President & Chief Executive Officer, BKJR, Inc. Toronto, Ontario, Canada
Charles D. Winston(3),	63	1999
President & Chief Executive Officer, GSI Lumonics Inc. Burlington, Massachusetts, U.S.A.

(1)	Member, Audit Committee

(2)	Member, Compensation Committee

(3)	Member, Technology Committee

(4)	Member, Nominating and Corporate Governance Committee

(5)	Chairman of the Board

(6)	The mailing address of each of Messrs. Black, Ferrari, Griffiths, Pond, Virgilio and Winston is c/o GSI Lumonics Inc. at 39 Manning Road, Billerica, Massachusetts 01821, Telephone: (978) 439-5511.

      Richard B. Black is the President and Chief Executive Officer of ECRM, Inc., a manufacturer of laser systems equipment for the printing and publishing industry. He served as Chairman of ECRM from August 1983 until March 2002. Mr. Black also serves as a General Partner for OpNet Partners, L.P., a technology investment fund. He served as Vice Chairman of Oak Technology, Inc. from March 1999 until the company was merged with Zeran Corporation in August 2003. He served as President of Oak Technology from January 1998 to March 1999, and was a director at Oak Technology from 1988 to 2003. From 1987 to 1997, Mr. Black served as a General Partner for KBA Partners, L.P., a technology venture capital fund. Prior to that time, he served as president and CEO of AM International, Inc., Alusuisse of America, Inc. and Maremont Corporation. In addition to ECRM, he currently serves as a director of the following companies: Alliance Fiber Optic Products, Inc., Altigen Communications Inc., Applied Optoelectronics, Inc., Trex Enterprises Corporation and Benedetto Gartland, Inc.

      Paul F. Ferrari has been an independent consultant since 1991. Previously, he was Vice President of Thermo Electron Corporation from 1988 to 1991 and was Treasurer of Thermo Electron Corporation from 1967 to 1988. He also served as a director of Thermedics Inc. and ThermoTrex Inc.

      Phillip A. Griffiths, Ph.D. is Director Emeritus of the Institute for Advanced Study in Princeton, New Jersey. Prior to joining the Institute in 1991, Dr. Griffiths was Provost and James B. Duke Professor of Mathematics at Duke University for eight years. He has also taught at Harvard University, Princeton University and the University of California, Berkeley. He currently serves as a director of Oppenheimer Funds, Inc., and Reveo, Inc. He is Senior Distinguished Advisor to the Andrew W. Mellon Foundation.

      Byron O. Pond has been serving as Chairman of Amcast Industrial Corp. since July 2003. He joined Amcast in February 2001 as President and CEO. Prior to that time and since 1990, Mr. Pond was a senior executive with Arvin Industries, Inc. serving as its President and Chief Executive Officer from 1993 to 1996 and as its Chairman and Chief Executive Officer from 1996 to 1998. He retired as Chairman of Arvin Industries, Inc. in 1999. He currently serves as a director of Cooper Tire and Rubber Company and Precision Castparts Corporation.

      Benjamin J. Virgilio is currently the President and Chief Executive Officer of BKJR, Inc. of Toronto, Canada and was previously, from July 2000 until February 2001, the Chairman of Robotic Technology Systems, Inc. Mr. Virgilio was the President and Chief Executive Officer of Rea International Inc., an automotive fuel systems manufacturer, from May 1995 to July 2000. Prior to May 1995, Mr. Virgilio was a business consultant. Prior to November 1993, he was President and Chief Executive Officer of A.G. Simpson Limited.

      Charles D. Winston became the President, Chief Executive Officer and a member of the board of directors of the Company following the merger of General Scanning, Inc. and Lumonics Inc. in 1999. Mr. Winston served as President and Chief Executive Officer of General Scanning, Inc. beginning in September 1988 and became a member of its board of directors in 1989. Prior to joining General Scanning, Inc., from 1986 to 1988, Mr. Winston was a management consultant. In 1986, Mr. Winston was an officer of Savin Corporation. From 1981 to 1985, he served as a Senior Vice President of Federal Express Corporation.

RATIFICATION OF APPOINTMENT OF AUDITORS

      The audit committee, with the board of director’s ratification, has selected and appointed the firm of Ernst & Young LLP, independent accountants, to serve as independent auditors for the fiscal year ending December 31, 2004. Ernst & Young LLP, independent accountants, served as independent accountants of the Company for the fiscal year ended December 31, 2003. This firm has audited the accounts and records of the Company since 1993. A representative of Ernst & Young LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if desired. If shareholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for the current fiscal year ending December 31, 2004, the Company’s audit committee of the board of directors will evaluate what would be in the best interests of the Company and its shareholders and consider whether to select new independent accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent accountants.

      The board of directors recommends a vote FOR ratification of this appointment.

      Audit Fees. Fees of Ernst & Young LLP for the audit of the Company’s financial statements, statutory audits for the fiscal year ended December 31, 2003, the reviews of quarterly reports on Form 10-Q and review and consent for other filings with the U.S. Securities and Exchange Commission filed during fiscal 2003 were $654,000, of which an aggregate amount of $364,000 had been billed through December 31, 2003. Fees of Ernst & Young LLP for the audit of the Company’s financial statements, 401(k) plan and statutory audits for the fiscal year ended December 31, 2002 and the reviews of quarterly reports on Form 10-Q filed during fiscal 2002 were $409,000, of which an aggregate amount of $150,000 had been billed through December 31, 2002.

      Audit-Related Fees. The aggregate fees of Ernst & Young LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and are not disclosed under “Audit Fees” above were $16,000 during fiscal 2003 and $38,000 in fiscal 2002.

      Financial Information Systems Design and Implementations Fees. Ernst & Young LLP assessed the Company no fees for any financial information systems design or implementation during the fiscal years ended December 31, 2003 and December 31, 2002.

      Tax Fees. Aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning were approximately $434,000 in fiscal 2003 and $105,000 in fiscal 2002.

      All Other Fees. Aggregate fees for all other services rendered by Ernst & Young LLP during fiscal 2003 were approximately $46,000. These services in fiscal 2003 included primarily payroll and miscellaneous services in foreign locations. Aggregate fees for all other services rendered by Ernst & Young LLP during fiscal 2002 were approximately $30,000. These services in fiscal 2002 included primarily legal and payroll services in foreign locations.

      The audit committee will pre-approve all services provided to the Company by the independent accountants and will review all non-audit-related services to ensure they are permitted under current laws and regulations. The audit committee has adopted a policy that it will pre-approve non-audit-related services to be performed by the Company’s independent accountants.

      All audit and non-audit services provided by Ernst & Young LLP were approved by the audit committee of the board of directors of the Company, which considered whether the provision of non-audit services was compatible with maintaining auditor independence.

APPROVAL OF THE SECOND RESTATEMENT OF THE 1995 OPTION PLAN FOR

EMPLOYEES AND DIRECTORS

      The board of directors of the Company has approved and recommended to the shareholders that they approve a second restatement to the Restatement of GSI Lumonics Inc. 1995 Stock Option Plan for Employees and Directors (the “Plan,” and, the second restatement, the “Restated Plan”) to allow for the grant of incentive stock options and non-qualified stock options, restricted common shares and stock appreciation rights (collectively, “Awards”) and to increase the number of shares for which Awards may be granted under the Plan by 2,000,000, or from 4,906,000 to 6,906,000. A copy of the proposed Restated Plan is attached to this Proxy Statement as Schedule A and the description of the Restated Plan is qualified in its entirety by reference to Schedule A.

      Although shareholder approval of the Restated Plan is not required under New Brunswick law, such approval is required (1) to meet the rules of The Toronto Stock Exchange and of The Nasdaq Stock Market and (2) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) to allow certain Awards granted under the Restated Plan to qualify as incentive stock options under the Internal Revenue Code, and permit Awards granted under the Restated Plan to qualify as “performance based compensation” for purposes of Section 162(m) of the Internal Revenue Code. In addition, as of April 9, 2004, the Restated Plan is subject to regulatory approval by the Toronto Stock Exchange.

      The Plan is intended to retain key employees (including contract employees), consultants and directors and thereby provide additional incentive for them to promote the success of the Company in a highly competitive business environment. Under the Plan, the maximum number of common shares which may be issued is 4,906,000. Options have been in the past granted under the Plan and the Company anticipates that in the future Awards will be granted under the Restated Plan to certain key employees (including contract employees), consultants and directors of the Company or its subsidiaries who are in a position to contribute substantially to the growth and success of the Company and its subsidiaries. However, the Company has not at the present time determined who specifically will receive the common shares that will be authorized for issuance under the Restated Plan if the proposed Restated Plan is approved. Certain key features of the Plan are more fully described in this Proxy Statement under the heading “Stock Option Plans.”

      In the view of the board of directors, amending and restating the Plan to allow for the grant of incentive stock options, non-qualified stock options, restricted common shares and stock appreciation rights is necessary to provide the compensation committee the ability to offer incentive packages to employees (including contract employees), consultants and directors that are more conducive to long term ownership of the Company’s common shares. The board of directors believes the increase in the number of shares for which Awards may be granted under the Restated Plan is necessary and appropriate in order to permit the continued grant of Awards to attract and retain talented individuals in accordance with the purposes of the Plan. Accordingly, the board of directors has determined that the total maximum number of common shares reserved for issuance under the Restated Plan should be increased by 2,000,000 to 6,906,000. The proposed 2,000,000 share increase in the Plan represents approximately 4.88% of the issued and outstanding common shares as of April 8, 2004. The Toronto Stock Exchange Policy requires a specified maximum number of shares issuable under the Restated Plan to be stated therein. The Toronto Stock Exchange Policy also requires a shareholder vote to be taken where, among other matters, the maximum number of shares reserved for issuance pursuant to stock options may exceed 10% of the outstanding shares. The rules of The Nasdaq Stock Market require shareholder approval for any material amendment to a stock option plan pursuant to which stock may be acquired by officers, directors, employees or consultants. The Restated Plan will only become effective upon shareholder approval. If shareholder approval is not received, the prior version of the Plan will remain effective until further amended.

Summary of the Restated Plan

      The Restated Plan permits the granting of any or all of the following types of awards:

•	incentive stock options;

•	non-qualified stock options;

•	restricted common shares; and

•	stock appreciation rights (“SARs”).

Incentive Stock Options and Non Qualified Stock Options

      Incentive stock options (which will be designated as such) and non-qualified stock options may be granted under the Restated Plan. The exercise price per share purchasable under an award shall be determined at the time of grant by the compensation committee and shall be at least the fair market value on the grant date.

      The incentive stock options eligible to be granted under the Restated Plan are designed to meet the requirements of the Internal Revenue Code, including but not limited to a requirement that the exercise price be at least 100% of the fair market value of the Company’s common shares on the date the option is granted and that the option have a term no longer than ten years. No person who owns, directly or indirectly, more than 10% of the total combined voting power of the Company’s common shares may receive incentive stock options unless the exercise price is at least 110% of the fair market value of the Company’s common shares on the grant date and the term is no longer than five years. Incentive stock options granted under the Restated Plan are not transferable by the participant, other than by will or by the laws of descent and distribution.

      The exercise price of options must be equal to the closing price of the Company’s common shares on the Toronto Stock Exchange, or in lieu thereof, The Nasdaq Stock Market, on the date of grant. Unless otherwise specifically approved by the compensation committee, options will vest and be exercisable by a participant at a rate of twenty-five percent (25%) per year on the first, second, third and fourth anniversaries of the date of grant of such options. The exercise period of each option is determined by the compensation committee but may not exceed ten (10) years from the date of grant. The purchase price will be paid in cash or certified check. Only full shares are to be issued under the Restated Plan. Unless otherwise determined by the Chief Executive Officer of the Company, if a participant’s employment with the Company is terminated for cause, a stock option will terminate as of such termination. Unless otherwise determined by the Chief Executive Officer of the Company, if a participant’s employment with the Company is terminated other than by death, or dismissal for cause, a stock option that has vested may generally be exercised for sixty days after termination. In the event of death of a participant, a stock option that has vested may be exercised for six months after such death by the legal personal representative of the participant.

Restricted Shares

      The Restated Plan permits the compensation committee to make awards of restricted shares. Restricted shares are an award of common shares whose vesting and forfeiture restrictions are related to the participant’s continued service with the Company for a specified period of time. The purchase price of restricted shares shall be the Market Price as of the date of grant of the restricted shares. Unless otherwise specifically approved by the compensation committee, restricted shares will vest at a rate of twenty-five percent (25%) per year on the first, second, third and fourth anniversaries of the date of purchase of such restricted shares. The purchase price will be paid in cash or certified check. Unless otherwise determined by the Chief Executive Officer of the Company, if a participant’s employment with the Company is terminated for any reason, all vesting of restricted shares shall cease as of such termination and the Company may repurchase any of the unvested restricted shares in accordance with the terms and conditions of such restricted shares. Subject to the Restated Plan, the compensation committee will determine the time or times when such awards will be subject to forfeiture, and all of the other terms and conditions of such grants. Restricted common shares may not be sold, transferred, pledged or otherwise encumbered by the recipient during the forfeiture period determined by the compensation committee. The participant will have, with respect to such share awards, all of the rights of a shareholder of the Company, including the right to vote such shares. Notwithstanding the foregoing, the right to receive dividends with respect to the restricted common shares may be paid directly to the participant, withheld by the Company subject to vesting of the restricted common shares or reinvested in additional restricted common shares, as determined by the compensation committee in its sole discretion. Subject to certain exceptions described in the Restated Plan, on termination of employment during the restriction period, the participant forfeits all shares still subject to restriction.

Stock Appreciation Rights

      The compensation committee has the right to grant SARs alone or in tandem with other awards. The exercise price per common share of a SAR will be an amount determined by the compensation committee but in no event may such amount be less than the closing price of the common shares on The Toronto Stock Exchange (or if the common shares are not then listed or posted for trading on such exchange, on such stock exchange in Canada on which such shares are listed and posted for trading as may be selected for such purpose by the compensation committee) on the date of grant (the “Market Price”). In the event that the common shares are not listed and posted for trading on any stock exchange in Canada, the market price shall be the last trading price of the common shares on The Nasdaq Stock Market on the trading day immediately preceding the date of grant; provided, however, that, notwithstanding the foregoing, in the case of a SAR granted in conjunction with an option, or a portion thereof, the exercise price may not be less than the exercise price of the related option. Each SAR granted independent of an option will entitle a participant upon exercise to an amount equal to (i) the excess of (A) the Market Price per common share on the exercise date over (B) the exercise price per common share, times (ii) the number of common shares covered by the SAR. Each SAR granted in conjunction with an option, or a portion thereof, will entitle a participant to surrender to the Company the unexercised option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Market Price per common share on the exercise date of one common share over (y) the exercise price, times (II) the number of common shares covered by the option, or portion thereof, which is surrendered. Payment will be made in common shares or in cash, or partly in common shares and partly in cash. If a participant’s employment with the Company is terminated for cause, a SAR that has vested may generally be exercised for thirty days thereafter. Unless otherwise determined by the Chief Executive Officer of the Company, if a participant’s employment with the Company is terminated other than by death or dismissal for cause, a SAR that has vested may generally be exercised for sixty days after termination. In the event of death of a participant, a SAR that has vested may be exercised for six months after such death by the legal personal representative of the participant.

United States Income Tax Consequences

      The following summary of tax consequences with respect to the awards granted under the Restated Plan is not comprehensive and is based upon laws and regulations in effect on January 1, 2004. Such laws and regulations are subject to change. The summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the Restated Plan. Participants in the Restated Plan should consult their own tax advisors as to the tax consequences of participation.

      Stock Options. Stock options granted under the Restated Plan may be either incentive stock options or non-qualified stock options. There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option.

      On exercise of an incentive stock option, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Internal Revenue Code. Generally, if the option holder disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the exercise price (or the gain on sale, if less). Any further gain realized will be taxed as capital gain and will not result in any deduction by the Company. Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. Special rules apply when all or a portion of the exercise price is paid by tendering shares of the Company’s stock.

      On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will generally be taxable to the option holder as compensation subject to income and payroll taxes, and will generally be deductible for tax purposes by the Company. The disposition of shares of stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of the exercise, but will have no consequences for the Company.

      Other Awards. With respect to other Awards (excluding stock options) granted under the Restated Plan that result in the payment or issuance of cash or common shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of common shares or other property received on the date any such restrictions lapse. Thus, deferral of the time of payment or issuance generally will result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant.

      With respect to other Awards (excluding stock options) involving the issuance of common shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the common shares or other property received as of the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to ordinary income received by the participant. A participant may elect to be taxed at the time of the earlier receipt of common shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which the participant previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the common shares or other restricted property.

      Generally to the extent that a participant realizes compensation income with respect to an Award, the Company should be entitled to a corresponding tax deduction, subject to certain limits such as those set forth in Section 162(m) of the Internal Revenue Code as described below.

      Parachute Payments. In the event any payments or rights accruing to a participant upon a change in control, or any other payments awarded under the Restated Plan, constitute “parachute payments” under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the participant from the Company, the participant may be subject to a 20% excise tax (in addition to ordinary income tax) on the amount of the payment that exceeds a base amount (an “excess parachute payment”) and the Company may be disallowed a deduction for the excess parachute payment.

      Alternative Minimum Tax. In addition to the tax consequences described above, the exercise of an incentive stock option may result in additional tax liability to the participant under the alternative minimum tax rules. The Internal Revenue Code provides that an alternative minimum tax will be applied against a taxable base which is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the common shares received upon exercise of the incentive stock option exceeds the exercise price is included in the participant’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax.

      Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation to a “named executive officer” in excess of $1,000,000 in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore can be fully deductible.

      The board of directors is also seeking shareholder approval of the Restated Plan to permit the Company to deduct for tax purposes compensation paid to certain executive officers under Awards that qualify as performance-based compensation.

Nontransferability

      Any participant’s rights to an Award are not assignable or transferable by the participant during the participant’s life time and any rights with respect to Awards are exercisable during the participant’s lifetime only by the participant.

Change of Control

      Unless otherwise determined by the compensation committee, all outstanding options will immediately vest and become exercisable by a participant upon a change in control (as determined by the board of directors) of the Company.

      The board of directors recommends a vote FOR the adoption of the Restated Plan. In order to be effective, the Restated Plan must be approved by a majority of votes cast at the meeting, other than those attached to common shares held by insiders of the Company. As of March 26, 2004 insiders of the Company may be deemed to be the beneficial owners of 1,919,747 common shares, representing approximately 4.68% of the outstanding common shares. This number includes 1,740,742 common shares subject to options and warrants, which may be exercised by the holders, but which are not entitled to vote unless exercised by the holder and converted to common shares.

Repricings

      The exercise or purchase price of Awards previously granted under the Restated Plan may not be reduced, nor may any Awards be canceled and reissued at a lower exercise price or purchase price, unless such action is approved by the shareholders of the Company, unless such reduction is made pursuant to a recapitalization or reorganization in accordance with the Restated Plan.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      During fiscal 2003, the board of directors of the Company held nine (9) meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the board of directors held during fiscal 2003 and the meetings of the committees of the board of directors on which he served. Company policies do not require members of the board of directors to attend the Company’s annual meetings of shareholders. At the Company’s 2003 annual meeting of shareholders, only Mr. Winston was in attendance.

      The board of directors has an Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee and Technology Committee.

      Audit Committee. The audit committee oversees the financial reporting process and the internal controls of the Company, reviews the financial statements of the Company and oversees the appointment and activities of the Company’s independent auditors. The audit committee is currently composed of three (3) members, each of whom is “independent” or “unrelated” as defined by The Nasdaq Stock Market’s Marketplace Rules and the Toronto Stock Exchange Corporate Governance guidelines, as appropriate. The directors currently serving on the audit committee are Messrs. Black, Pond and Virgilio. The audit committee, with the board of directors’ ratification, has selected and appointed Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004. The board of directors has determined that Richard B. Black is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the United States Securities Act of 1933, as amended, serving on its audit committee. The audit committee operates under a written charter which is reviewed and updated regularly and approved by the board of directors, and is attached hereto as Schedule B. The audit committee held six (6) meetings (including two meetings by telephone) during fiscal 2003.

      Compensation Committee. The compensation committee reviews and recommends to the board of directors the compensation and benefits of all executive officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The compensation committee also administers the issuance of stock options. The directors currently serving on the compensation committee are Messrs. Black, Pond and Virgilio. The compensation committee held four (4) meetings during fiscal 2003.

      Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for the following: (a) identifying individuals qualified to become board members and recommending to the board the director nominees; (b) developing and recommending to the board a set of corporate governance principles applicable to the Company; and (c) reviewing the qualifications of directors eligible to become members of the different committees of the board, and recommending to the board director nominees for each committee. The directors currently serving on the nominating and corporate governance committee are Messrs. Pond, Ferrari and Griffiths. The nominating and corporate governance committee was established on February 25, 2004 and did not meet or take action by unanimous written consent during fiscal 2003. The board of directors has determined that the members of the nominating committee are “independent” as defined by The Nasdaq Stock Market’s Marketplace Rules and the Toronto Stock Exchange Corporate Governance guidelines. The nominating and corporate governance committee operates under a written charter, which will be reviewed and updated periodically and is approved by the board of directors. A copy of the charter is available to shareholders on the Company’s Web site at www.gsilumonics.com and is attached hereto as Schedule C.

      The nominating and corporate governance committee and the board of directors have not established a formal process with regard to any director candidates recommended by shareholders due to the limited number of such recommendations, the need to evaluate such recommendations on a case-by-case basis, and the expectation that recommendations from shareholders probably would be considered generally in the same manner as recommendations by a director or an officer of the Company. Under the Company’s by-law no. 1, a shareholder may recommend a director nominee if the recommendation is signed by one or more holders of shares representing in the aggregate not less than 5% of the common shares of the Company entitled to vote at the shareholder’s meeting to which the nomination is to be presented. Any shareholder, as described in the preceding sentence, wishing to recommend candidates for consideration by the nominating and corporate governance committee and the full board of directors may do so by writing to the Secretary of the Company and providing the candidate’s name, biographical data and qualifications.

      The criteria that the nominating and corporate governance committee has established regarding the minimum qualifications for committee-recommended nominees are available on the Company’s Web site at www.gsilumonics.com, under the title of “Director Selection and Board Composition.” These criteria center on finding candidates who have the highest level of integrity, are financially literate, have motivation and sufficient time to devote themselves to Company matters and who have skills that complement the skills and knowledge of current directors. The nominees named in this management proxy circular are all incumbent directors and have been selected and recommended by the current board of directors, including the President and Chief Executive Officer. In addition, the Company has engaged Christian & Timbers, a professional executive placement firm, to identify new candidates for positions as director, using such approved criteria. Such candidates would be identified for planning purposes only, as the Company has no present intention to replace incumbent directors.

      Technology Committee. The technology committee is responsible for the review and recommendation to the board of directors of technology investments, and for developing and periodically reevaluating the Company’s technology strategy. The directors currently serving on the technology committee are Messrs. Griffiths and Winston. Mr. Pelsue, the Company’s Chief Technology Officer, also serves on the technology committee.

COMMUNICATIONS WITH DIRECTORS

      The board of directors has not established a formal process for shareholders to send communications to the board of directors and individual directors. However, the names of all directors are available to shareholders in this management proxy circular. If the Company receives any shareholder communication intended for the full board of directors or any individual director, the Company will forward such communication to the full board of directors or such individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication. The Company has also established a confidential hotline for communication between Company employees and members of the audit committee.

Report of the Audit Committee

      The audit committee assists the board of directors by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments and oversees the appointment and activities of the Company’s independent auditors, including the audit. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the audit committee are to do the following:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems on behalf of the board of directors and to report the results of the committee’s activities to the board of directors;

•	Appoint, evaluate and retain the Company’s independent auditors each fiscal year;

•	Maintain direct responsibility for the compensation, termination and oversight of the auditors’ performance and evaluate the auditor’s qualifications and performance;

•	Review and evaluate the audit efforts of the Company’s independent auditors;

•	Evaluate the Company’s quarterly financial performance, reporting and compliance with applicable laws and regulations;

•	Oversee management’s establishment and enforcement of financial policies; and

•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the board of directors.

      The audit committee has:

•	Reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and Ernst & Young LLP, the Company’s independent auditors, including a discussion of the quality and effect of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	Discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect and as amended by SAS No. 89 (Audit Adjustments) and

SAS No. 90 (Audit Committee Communications), with Ernst & Young LLP, including the process used by management in formulating certain accounting estimates and the basis for the conclusions of Ernst & Young LLP regarding the reasonableness of those estimates; and

•	Met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

      The audit committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), has discussed the independence of Ernst & Young LLP and considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence, and has satisfied itself as to the independence of Ernst & Young LLP.

      Based on the review and discussions noted above, the audit committee has recommended to the board of directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the United States Securities and Exchange Commission. The audit committee, with the ratification of the full board of directors, has also appointed and selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

      Report submitted by: Richard B. Black, Byron O. Pond and Benjamin J. Virgilio

Report of Compensation Committee on Executive Compensation

      The executive compensation policy of the Company has as its goals the following:

•	to provide executives with compensation that is fair and competitive in the market place;

•	to provide executives with incentive to meet and exceed financial and other strategic objectives; and

•	to focus executives on strategically increasing shareholder value, rather than simply increasing the size of the Company.

      Base salary. Base salaries are determined on an individual basis taking into consideration the individual’s position, the individual’s ability to contribute to the Company’s performance and amounts paid by technology companies of similar size for comparable positions.

      Annual bonus. Each executive officer has the opportunity to earn an annual bonus. The amount of the bonus is tied to the individual’s performance and the achievement of specific goals and objectives that, in some cases, may be difficult to quantify. Cash bonuses may also, at the discretion of the compensation committee, be used to recognize other significant contributions of an executive to the overall accomplishment of the Company’s objectives. All cash bonuses are paid at the discretion and upon the approval of the compensation committee. The amount of the potential bonuses varies based upon the executive officer’s position with the Company, ability to impact the Company’s performance and contribute to the Company’s objectives and degree of responsibility.

      Long term incentives. Executives may participate in the Company’s stock option plans, referred to in this management proxy circular as the plans. The plans are administered by the compensation committee, which designates the individuals who are to be granted options, the number of options to be granted and other terms and conditions of the options. The number of stock options granted to executive officers is based upon the same factors as are relevant in setting their salaries and annual bonuses.

      Chief Executive Officer’s compensation. During the year ended December 31, 2003, Charles D. Winston served as the Company’s Chief Executive Officer. In setting the Chief Executive Officer’s salary and target bonus for the year ended December 31, 2003, the compensation committee reviewed salaries and bonuses paid to other chief executive officers of technology companies of similar size and considered his ability to impact the achievement of the Company’s objectives. In view of the downturn in global economic conditions affecting the Company, Mr. Winston’s base salary remained unchanged for the fourth consecutive year. For the year ended December 31, 2003, Mr. Winston’s target bonus was 70% of his base salary. Bonus payments were predicated on achievement of targets relating to earnings per share, the ratio of working capital to sales and on-time delivery. Mr. Winston achieved approximately 50% of his bonus opportunity and received $161,960. The compensation committee awarded Mr. Winston an additional discretionary bonus of $50,000, approximately 12% of his base salary, in respect of his achievements related to three corporate acquisitions in fiscal 2003. Mr. Winston did not receive any stock option awards or other form of long term compensation during the fiscal year ended December 31, 2003.

      Report submitted by: Richard B. Black, Byron O. Pond and Benjamin J. Virgilio

EXECUTIVE COMPENSATION

      The following table, presented in accordance with the rules of the United States Securities and Exchange Commission, sets forth information with respect to the compensation earned during the fiscal years ended December 31, 2003, 2002 and 2001 by the Company’s Chief Executive Officer and the four other most highly compensated executive officers of the Company who received annual compensation in excess of $100,000 (collectively, with the Chief Executive Officer, the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
	Annual Compensation				Compensation Awards

					Securities
					Underlying
Name and	Fiscal			Other Annual	Options	All Other
Principal Position	Year	Salary	Bonus	Compensation(1)	Granted	Compensation(2)

Charles D. Winston	2003	$400,000	$216,960	—	—	$8,500
President & CEO	2002	400,000	158,414	—	200,000	8,500
	2001	400,000	140,000	—	250,000	8,500
Thomas R. Swain(3)	2003	$200,013	$65,700	—	15,000	$8,500
V.P., Finance & CFO	2002	200,013	56,580		100,000	8,500
	2001	196,167	50,000	—	100,000	123,405 (4)
Kurt A. Pelsue(5)	2003	$209,720	$58,721	—	—	$8,500
V.P., Technology & CTO	2002	205,762	46,505	—	20,000	8,500
	2001	196,000	—	—	40,000	8,500
Linda Palmer(6)	2003	$180,000	$46,504	—	—	$8,500
V.P., Human Resources	2002	174,230	39,342	—	20,000	8,500
and Communications	2001	160,000	—	—	50,000	8,500
Felix Stukalin(7)	2003	$166,153	$239,540	—	15,000	$8,500
V.P., Business	2002	166,153	36,209	—	20,000	8,500
Development	2001	160,000	32,000	—	40,000	8,500

(1)	Unless otherwise noted, perquisites and personal benefits do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus of the Named Executive Officer.

(2)	Unless otherwise noted, all other compensation consists exclusively of the Company’s contribution under its retirement and savings plans established pursuant to Section 401(k) of the United States Internal Revenue Code. The terms of the retirement and savings plans permit each participant to defer up to 15% of his annual salary up to an annual maximum amount prescribed by United States Internal Revenue Service regulations ($11,500 in 2003, plus an additional $1,000 for those participants who met eligibility requirements for “catch up” contributions). The Company matches such deferrals to the extent of achievement by it of profit goals.

(3)	Mr. Swain has held his current position of Vice President, Finance and Chief Financial Officer since September 2000. Prior to that time, Mr. Swain served as Director of Real Estate Operations from April 1999 to August 2000. He joined General Scanning, Inc. in August 1996 with the acquisition of View Engineering, Inc. and served as Vice President and General Manager, View Engineering Division until December 1997, then served as Vice President of Business Development from January 1998 through March 1999. Prior to its acquisition by General Scanning, Inc., Mr. Swain had served as President and Chief Executive Officer of View Engineering, Inc. Mr. Swain is 58 years old.

(4)	Includes $114,905 with respect to relocation and related expenses and $8,500 with respect to 401(k) match.

(5)	Mr. Pelsue assumed his current position as Vice President, Technology and Chief Technology Officer in March 1999. He had served as Vice President, Corporate Engineering for General Scanning, Inc. from 1997 to 1999. Prior to that time, Mr. Pelsue held numerous senior level engineering assignments within General Scanning, Inc. He joined General Scanning, Inc. in 1976. Mr. Pelsue is 51 years old.

(6)	Ms. Palmer assumed her current role as Vice President, Human Resources in December 1999, having served as Vice President of Integration from March 1999. She had been General Scanning, Inc.’s Vice President of Human Resources beginning in 1996. Prior to that time, Ms. Palmer served as Director of Human Resources for Analog Devices. Ms. Palmer is 52 years old.

(7)	Mr. Stukalin joined the Company in November 1994. Mr. Stukalin was General Manager of the Components Product Group from 1999 to 2000 and of Wave Precision from 2000 to 2002. In May 2002 Mr. Stukalin assumed the role of Vice President of Business Development. Mr. Stukalin is 42 years old.

STOCK OPTION PLANS

      A merger of equals involving General Scanning, Inc. and Lumonics Inc. was completed on March 22, 1999. In conjunction with the merger, the Company assumed outstanding options held by employees under nonqualified and incentive stock options and issued 2,051,903 stock options in exchange. As of December 31, 2003, options to purchase 597,180 common shares remained outstanding under the assumed 1981 stock option plan and the 1992 stock option plan of General Scanning, Inc. In addition, the Company assumed outstanding warrants, which were issued pursuant to the 1995 directors’ warrant plan of General Scanning, Inc., for the purchase of common stock issued to non-employee members of the General Scanning, Inc. board of directors, referred to in this management proxy circular as the warrants. The warrants are subject to vesting as determined by a committee of the board of directors at the date of grant and expire ten (10) years from the date of grant. As of December 31, 2003, 51,186 warrants, all of which are exercisable, remain outstanding at prices ranging from $9.65 to $15.41 per share. The warrants have been included in all stock option tables included in this management proxy circular. Excluding the assumed options and warrants referenced herein, no additional options or warrants are authorized to be granted under the assumed General Scanning, Inc. stock option plans.

      The Company’s 1995 option plan, referred to throughout this management proxy circular as the 1995 option plan, which was established on September 29, 1995 by Lumonics Inc. for the benefit of employees (including contract employees), consultants and directors of the Company, remained in place following the merger with General Scanning, Inc. in 1999. The 1995 option plan was amended and restated in 2001 to, among other items, extend the benefits of the 1995 option plan to consultants and to amend certain termination provisions. As of the date of this management proxy circular, it is the only stock option plan under which new options may be granted. Subject to the requirements of the restated 1995 option plan, the compensation committee or the board of directors has the authority to select those directors, consultants and employees to whom options will be granted, date of the grant, the number of options to be granted and other terms and conditions of the options. The exercise price of options granted under the restated 1995 option plan must be equal to the closing price of the Company’s common shares on the Toronto Stock Exchange, or in lieu thereof, The Nasdaq Stock Market, on the day immediately preceding the date of grant. The exercise period of each option is determined by the compensation committee but may not exceed ten (10) years from the date of grant. The 1995 option plan initially authorized the issuance of a maximum of 406,000 options to purchase common shares. This authorization was increased to: 1,906,000 on May 6, 1997, 2,906,000 on May 11, 1999 and 4,906,000 on May 8, 2000; with all such increases being approved by the shareholders. Currently, a maximum of 4,906,000 options to purchase common shares are permitted to be issued under the restated 1995 option plan. The compensation committee has the power to amend, modify or terminate the restated 1995 option plan provided that optionee’s rights are not materially adversely affected and subject to any approvals required under the applicable regulatory requirements. As of the close of business on December 31, 2003, options to purchase an aggregate of approximately 2,812,438 common shares were outstanding under the restated 1995 option plan to employees and directors at prices ranging from Cdn$6.38 per share to Cdn$29.00 per share, and from $4.31 per share to $20.31 per share.

      No past financial assistance has been given to participants to assist them in purchasing common shares under the restated 1995 option plan, nor is such financial assistance contemplated. The restated 1995 option plan contains no provision for the Company to provide any such assistance.

EQUITY COMPENSATION PLANS

      The following table gives information about the Company’s common shares that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of December 31, 2003, the Company’s most recently completed fiscal year, including the 1995 option plan, the 1981 stock option plan of General Scanning, Inc., the 1992 stock option plan of General Scanning, Inc., the warrants (as described below) and the Company’s employee stock purchase plan.

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding	Outstanding	Plans (Excluding Securities
Plan Category	Options/Warrants	Options/Warrants	Reflected in First Column)

Plans approved by shareholders	3,409,618	$9.78	543,046
Plans not approved by shareholders (the warrants)	51,186	$13.36	0
Total	3,460,804	$9.83	543,046

      All of the option plans listed above or described in the table have been approved by the Company’s shareholders, except the warrants. The outstanding warrants listed in the above table were issued pursuant to the 1995 directors’ warrant plan of General Scanning, Inc., referred to in this section as the warrant plan, which was assumed by the Company in connection with the March 22, 1999 merger of General Scanning, Inc. and Lumonics Inc., the material features of which are described above. No additional warrants are authorized to be granted under the warrant plan.

OPTION GRANTS DURING FISCAL 2003

      The following table provides information regarding options granted by the Company during the fiscal year ended December 31, 2003 to the Named Executive Officers:

Potential Realizable
Value at Assumed
Annual Rate of Share
		Percent of Total			Price Appreciation for
	Number of Shares	Options Granted			Option Term(1)
	Underlying Options	to Employees in	Exercise or Base	Expiration
Name	Granted	Fiscal Year(2)	Price($/SH)	Date	5%($)	10%($)

Charles D. Winston	—
Thomas R. Swain	15,000	6.6%	$4.31	4/29/2009	$24,801.38	$53,601.70
Kurt A. Pelsue	—
Linda Palmer	—
Felix Stukalin	15,000	6.6%	$4.31	4/29/2009	$24,801.38	$53,601.70

(1)	This column shows the hypothetical gain of the options granted based on assumed annual share appreciation rates of 5% and 10% above the exercise price over the full term of the option. The 5% and 10% rates of appreciation are mandated by the rules of the United States Securities and Exchange Commission and do not represent the Company’s estimate of future appreciation of the Company’s common share prices.

(2)	All options listed above vest as to 25% of the total grant on each of the first, second, third and fourth anniversary of the date of grant.

OPTIONS EXERCISED DURING FISCAL 2003 AND YEAR-END OPTION VALUES

      The following table provides information, for the Named Executive Officers, concerning the number of shares for which stock options were exercised in the fiscal year ended December 31, 2003, the realized value or spread (the difference between the exercise price and market value on date of exercise) and the number and unrealized spread of unexercised options held by the Named Executive Officers at each fiscal year end.

			Unexercised
			Options at		Value of Unexercised
	Securities	Aggregate	December 31, 2003		In-the-Money Options at
Name and	Acquired on	Value	Exercisable/		December 31, 2003
Principal Position	Exercise(#)	Realized(1)($)	Unexercisable(#)		Exercisable/ Unexercisable(2)($)

Charles D. Winston	—	—	761,074	300,000	$2,694,432.67	/$868,000.00
Thomas R. Swain	—	—	116,358	147,500	$249,499.20	/$510,400.00
Kurt A. Pelsue	—	—	173,866	40,000	$649,751.31	/$108,100.00
Linda Palmer	—	—	111,739	45,000	$375,037.64	/$122,300.00
Felix Stukalin	—	—	94,235	57,500	$306,670.63	/$220,000.00

(1)	Market value of the underlying shares on the date of exercise less the option exercise price. Values are in United States dollars unless otherwise specified.

(2)	Market value of shares covered by in-the-money options on December 31, 2003, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF

EMPLOYMENT/ CHANGE-IN-CONTROL ARRANGEMENTS

      The Company entered into an employment agreement with Charles D. Winston on January 1, 2004, (the “Employment Agreement”) that superseded an employment agreement and a severance agreement that had previously been in effect. Pursuant to the Employment Agreement, the Company agreed to employ Mr. Winston as its President and Chief Executive Officer until December 31, 2006 and to pay him certain benefits (described below) upon the termination of his employment without cause, prior to such date. In addition, the Employment Agreement provides for Mr. Winston to perform consulting services for the Company for a two (2) year period commencing on January 1, 2007, at 50% of his base salary for fiscal 2006. The severance provisions of the Employment Agreement provide that if the Company terminates Mr. Winston’s employment without cause and for reasons other than disability prior to December 31, 2006, the Company shall pay Mr. Winston his base salary plus a bonus consisting of 70% of his base salary for the year in which he is terminated, for a period of two years from the date of termination. In addition, the Company shall continue to provide Mr. Winston with certain employee benefits for two years following his date of termination and all unvested options then held by Mr. Winston shall immediately vest upon the date of termination.

      In addition, the Company has entered into severance agreements with Messrs. Swain, Pelsue and Stukalin and Ms. Palmer (the “Severance Agreements”). The Severance Agreements supercede previously executed severance agreements and all of the Severance Agreements provide for a severance payment if employment with the Company is terminated without cause or upon defined change of control events. The effective date for each of the Severance Agreements with Messrs. Swain and Pelsue, and Ms. Palmer is May 24, 2001. These Severance Agreements continue for a minimum term of three (3) years from their respective effective dates and will expire in May 2004. Upon their expiration, the Company expects to replace the Severance Agreements with new severance agreements, the terms of which are to be negotiated. Under each of these Severance Agreements, the payment in the event of termination without cause is equal to a minimum of one (1) year and a maximum of two (2) years, of the sum of (a) annual base salary; (b) targeted annual bonus, (c) a prorated portion of the employees’ annual bonus; and (d) the cost of certain employment benefits. If the termination of employment occurs upon or following a defined change of control of the Company, the payment is equal to three (3) times the sum of (a)-(d). Also pursuant to the Severance Agreements all unvested options then held by Messrs. Swain and Pelsue and Ms. Palmer shall immediately vest, provided that such options shall expire upon the earlier of (i) three (3) years or the remainder of the option term in the event of a change of control, or (ii) six (6) months or the remainder of the option term in the event of a termination for cause. The Severance Agreements with Messrs Swain and Pelsue and Ms. Palmer provide that a payment would be increased in the event that it would subject the officer to an excise tax as a parachute payment under the Internal Revenue Code. The increase would be equal to the additional tax liability imposed on the executive as a result of the payment. The Severance Agreement with Mr. Stukalin has an effective date of March 3, 2004 and continues for a term of one year. Under this Severance Agreement, the payment in the event of termination for reasons other than cause, death or disability is equal to (a) one (1) year of base salary; (b) a prorated portion of the employee’s annual bonus; and (c) the cost of certain employment benefits.

COMPENSATION OF DIRECTORS

      During the most recently completed financial year, directors who were not employees of the Company received an annual retainer of $15,000 and an attendance fee of $1,500 for attending meetings of shareholders, the board of directors and committees of the board of directors and $750 for each meeting conducted by telephone. In Fiscal 2003 non-employer directors received options to purchase 10,000 common shares. The options have an exercise price of fair market value of the Company’s common shares on the day immediately prior to the date of grant, a term of six (6) years, vest as to 25% on each of the first, second, third and fourth anniversary of the date of grant and are otherwise subject to the terms of the 1995 option plan. Directors who are employees of the Company receive no remuneration for serving as members of the board of directors. All directors were entitled to reimbursement by the Company for all reasonable expenses incurred in attending meetings of shareholders, the board of directors and committees of the board of directors. The chairman of the board of directors, currently Mr. Ferrari, receives an annual salary of $24,000. No additional compensation is paid to the chairs of the various committees. All payments are made in the currency of the member’s residence.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

      The Company maintains director and officers’ liability insurance in the aggregate principal amount of $25,000,000 subject to a $1,000,000 deductible per loss payable by the Company. The premium payable for such insurance is currently $655,000 per year, which is paid by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the United States Securities and Exchange Act of 1934, as amended, as well as applicable Canadian securities laws, require directors, executive officers and persons who own more than 10% of the Company’s common shares to file reports with the United States Securities and Exchange Commission and with Canadian securities regulatory authorities, as applicable, disclosing their ownership of the Company’s securities and changes in such ownership. Based solely on a review of the copies of such reports furnished to it, or a written representation from certain reporting persons that no Form 5 was required for such person, the Company believes that all required filings were timely made during fiscal 2003.

CORPORATE GOVERNANCE

      The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of guidelines for effective corporate governance. The guidelines address matters such as the constitution and independence of corporate boards, the function to be performed by boards and their committees and the effectiveness and education of board members. The Toronto Stock Exchange has adopted as a listing requirement the disclosure by each listed corporation of its approach to corporate governance with reference to the guidelines. The Company’s board of directors and senior management believe that good corporate governance is important to the effective and efficient operation of corporations. The Company’s disclosure of its corporate governance practices is set out in tabular form and attached to this management proxy circular as Schedule D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The current members of the compensation committee of the board of directors are Messrs. Black, Pond and Virgilio. None of the members of the compensation committee is or has at any time in the past been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served on the compensation committee, or as a director, of another entity, one of whose executive officers served on the Company’s compensation committee or on its board of directors in fiscal 2003.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

      Since the beginning of the fiscal year ended December 31, 2003 there has been no indebtedness to the Company by any director or officer or associates of any such person, other than amounts owing for purchases, subject to usual trade terms, for ordinary travel and expense advances and for other transactions in the ordinary course of business.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

      Since the beginning of the fiscal year ended December 31, 2003 the Company recorded sales revenue from Sumitomo Heavy Industries Ltd., a significant shareholder, of approximately $4,764,000. These sales were in the ordinary course of business and on terms materially equivalent to third party transactions.

      On April 26, 2002, the Company entered into an agreement with Photoniko, Inc., a private photonics company in which one of the Company’s directors, Richard B. Black, was a director and stock option holder. As of August 16, 2002, Mr. Black ceased to be a director and stock option holder of Photoniko, Inc. Under the agreement, the Company provided a non-interest bearing unsecured loan of $75,000 to Photoniko, Inc. to fund certain business activities at Photoniko, Inc. in exchange for an exclusive ninety (90) day period to evaluate potential strategic alliances. In accordance with the terms of the agreement and promissory note which was signed by Photoniko, Inc. on April 26, 2002, the loan was to be repaid in full to the Company no later than August 28, 2002, but still remains outstanding. The Company has provided a full reserve for this receivable.

      On February 23, 2000 the Company entered into an agreement with V2Air LLC relating to the use of the V2Air LLC aircraft for Company business purposes. V2Air LLC is owned by the Company’s President and Chief Executive Officer, Charles D. Winston. Pursuant to the terms of the agreement, the Company is required to reimburse V2Air LLC for certain expenses associated with the use of the aircraft for Company-related business travel. During the most recently completed financial year, the Company reimbursed V2Air LLC approximately $133,367.65 under the terms of the agreement.

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN

      The following graph assumes an investment of Cdn $100 on December 31, 1998 and compares the yearly percentage change in the cumulative total shareholder return on such investment to the cumulative total return of the Toronto Stock Exchange Composite for the five (5) year period which commenced January 1, 1999 and ended on December 31, 2003. The Company paid no dividends during the periods shown; the performance of the indices is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates. (1)(2)

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG GSI LUMONICS INC. AND S&P/ TSX COMPOSITE (1)(2)

Company/Index/Market	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003

GSI Lumonics Inc.	100.00	172.97	163.51	185.68	128.38	205.41
S&P/TSX Composite	100.00	131.71	141.47	123.69	108.30	137.25

      The following graph assumes an investment of $100 on March 24, 1999 (the date on which the Company’s common shares commenced trading on The Nasdaq National Market) and compares the percentage change in the cumulative total shareholder return on such investment to the cumulative total return on (1) the Nasdaq Composite Index and (2) the Standard and Poor Small Cap 600 Electronics Equipment Subindex. The Company paid no dividends during the periods shown; the performance of the indices is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG GSI LUMONICS INC., NASDAQ COMPOSITE INDEX
AND S&P ELECTRONIC EQUIPMENT INDEX (1)(2)

Company/Index/Market	3/24/1999	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003

GSI Lumonics Inc.	100.00	164.71	150.59	159.44	113.51	221.55
Electronic Equipment Manufacturer	100.00	206.24	170.86	87.78	42.29	69.11
Nasdaq Market Index	100.00	163.32	102.65	81.83	57.08	85.82

(1)	These Stock Performance Graphs and the information contained in the Report of the Audit Committee and the Compensation Committee Report on Executive Compensation are not deemed to be “soliciting material,” are not deemed filed with the Securities and Exchange Commission and are not deemed to be incorporated by reference by any general statement incorporating by reference this management proxy circular into any filing of the Company under the Securities Act of 1933, or any filing under the Securities Exchange Act of 1934, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate this information by reference into any such filing, and will not otherwise be deemed incorporated by reference into any other filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically incorporate it by reference.

(2)	The stock price performance shown on the graphs is not necessarily indicative of future price performance. Information used on the graphs was obtained from MGFS, Inc., Richmond, Virginia and from Coredata Group, Richmond, Virginia, sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

      The following sets forth, to the knowledge of the Company, certain information concerning the direct and indirect beneficial ownership of common shares, the Company’s only class of voting securities, as of the close of business on Thursday April 8, 2004, by each person known by the directors or senior officers of the Company to be the beneficial owner of, or to exercise control or direction over 5% or more of the outstanding common shares of, the Company as of such date. This information is based on the most recent statements on Schedule 13G filed with the United States Securities and Exchange Commission or on other information available to the Company.

Shareholder	Shares	Percentage

Sumitomo Heavy Industries Ltd.(1)	4,078,238	9.95%
9-11, Kita-Shinagawa 5 Chome
Shinagawa-Ku, Tokyo, 141-8686, Japan
Franklin Resources, Inc.(2)	2,947,635	7.19%
One Franklin Parkway
San Mateo, California 94403

(1)	Includes shares held by SHI Canada Inc., a wholly-owned subsidiary of Sumitomo Heavy Industries Ltd. Sumitomo Heavy Industries Ltd. has shared voting and dispositive power with SHI Canada Inc. as to all such shares.

(2)	Consists of shares held by investors whose accounts are managed by Franklin Templeton Investments Corp., Templeton Investment Counsel, LLC, Franklin Templeton Investment Management Limited and Templeton Global Advisors Limited. Franklin Templeton Investments Corp., Templeton Investment Counsel, LLC, Franklin Templeton Investment Management Limited and Templeton Global Advisors Limited have shared voting and dispositive power as to all such shares.

Directors and Management

      The following table shows the number of common shares, the Company’s only class of equity securities, beneficially owned by each of the directors, the nominees for election as directors, and the Named Executive Officers (see “Executive Compensation” above), as well as by the directors, the nominees for election as directors and the executive officers of the Company as a group, as of the close of business on Thursday, April 8, 2004.

			Percentage of
	Amount and Nature of		Common
Name of Beneficial Owner	Beneficial Ownership(1)		Shares

Richard B. Black,	67,317	(2)	*
Director
Paul F. Ferrari,	169,323	(3)	*
Director, Chairman of the Board
Phillip A. Griffiths,	48,380	(4)	*
Director

			Percentage of
	Amount and Nature of		Common
Name of Beneficial Owner	Beneficial Ownership(1)		Shares

Byron O. Pond,	53,500	(5)	*
Director
Benjamin J. Virgilio,	56,500	(6)	*
Director
Linda Palmer,	129,239	(7)	*
Vice President, Human Resources and Communications
Kurt A. Pelsue,	219,295	(8)	*
Vice President, Technology and Chief Technology Officer
Felix Stukalin,	112,985	(9)	*
Vice President, Business Development
Thomas R. Swain,	181,163	(10)	*
Vice President, Finance and Chief Financial Officer
Charles D. Winston,	882,045	(11)	2.15%
President, Chief Executive Officer and Director
All directors, nominees for directors and executive officers as a group (9 persons)	1,919,747	(12)	4.68%

*	Less than 1%.

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days of Thursday April 8, 2004, whether pursuant to the exercise of options or warrants, the conversion of securities or otherwise. Includes an aggregate of 1,794,126 shares, which are fully vested and may be acquired within sixty (60) days of Thursday April 8, 2004, by exercise of options and warrants. Each beneficial owner’s percentage of ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are fully vested and exercisable (or convertible) within sixty (60) days of Thursday April 8, 2004 have been exercised. Unless otherwise noted in the footnotes below, the Company believes all persons named in the table have sole voting power and investment power with respect to all common shares beneficially owned by them. Statements as to ownership of common shares are based upon information obtained from the directors, nominees and executive officers and from records available to the Company.

(2)	Includes 60,582 common shares subject to options and warrants.

(3)	Includes 57,888 common shares subject to options and warrants.

(4)	Includes 42,500 common shares subject to options.

(5)	Includes 52,500 common shares subject to options.

(6)	Includes 52,500 common shares subject to options.

(7)	Comprised of common shares subject to options.

(8)	Includes 188,866 common shares subject to options.

(9)	Comprised of common shares subject to options.

(10)	Includes 170,108 common shares subject to options and warrants.

(11)	Includes 873,574 common shares subject to options and warrants.

(12)	Includes 1,740,742 common shares subject to options and warrants

OTHER BUSINESS

      Management does not know of any matters to be brought before the meeting other than those set forth in the notice accompanying this management proxy circular.

CODE OF ETHICS

      The Company has adopted a code of ethics that applies to all of the Company’s officer, directors, employees and consultants, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available on the Company’s Web site at http://www.gsilumonics.com.

PROPOSALS

      Proposals of shareholders intended for inclusion in next year’s management proxy circular to be furnished to all shareholders entitled to vote at the next annual meeting of shareholders pursuant to Securities and Exchange Commission Rule 14a-8 must be received at the Company’s principal executive offices on or before November 23, 2004. Shareholder proposals not intended for inclusion in next year’s management proxy circular, but which are instead sought to be presented directly at next year’s annual meeting, will be considered untimely if received later than December 28, 2004, and proxies will confer discretionary authority with respect to such proposals. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

HOUSEHOLDING

      The Company’s annual report, including audited financial statements for the fiscal year ended December 31, 2003, is being mailed to you along with this management proxy circular. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one annual report and one management proxy circular to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one annual report and one management proxy circular, GSI Lumonics Inc. will deliver promptly a separate copy of the Annual Report and the management proxy circular to any shareholder who sends a written request to GSI Lumonics Inc., 39 Manning Road, Billerica, Massachusetts 01821, Attention: Assistant Secretary.

      You can also notify ADP that you would like to receive separate copies of GSI Lumonics Inc.’s annual report and management proxy circular in the future by writing or calling your bank or broker. Even if your household has received only one annual report and one management proxy circular, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of GSI Lumonics Inc.’s annual report and management proxy circular, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

INFORMATION CONCERNING THE COMPANY

      You may obtain the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003, the Company’s 2003 audited consolidated financial statements, and additional copies of this document on the Company’s Web site at http://www.gsilumonics.com, on the SEDAR Web site maintained by the Canadian securities regulators at www.sedar.com or by writing to or calling the Assistant Secretary, GSI Lumonics Inc. 39 Manning Road, Billerica, Massachusetts 01821, U.S.A., or 1-800-342-3757. This information is not incorporated by reference into this management proxy circular and proxy statement.

DIRECTORS’ APPROVAL

      The contents and the sending of this management proxy circular have been approved by the Company’s board of directors.

By Order of the Board of Directors of
GSI Lumonics Inc.

WILLIAM O. FLANNERY,
Secretary

Billerica, Massachusetts

April 23, 2004

SCHEDULE A

SECOND RESTATEMENT OF

GSI LUMONICS INC.

1995 EQUITY INCENTIVE PLAN

1.	Purpose

      GSI Lumonics Inc. 1995 Equity Incentive Plan for Employees and Directors (the “Plan”), formerly known as the 1995 Stock Option Plan for Employees and Directors, is intended to retain and reward highly qualified employees (including contract employees), consultants and directors who will be motivated to contribute to the success of GSI Lumonics Inc. and its subsidiaries (the “Company”) through the grant of Awards (as defined in Section 2 below) and encouraged to purchase Common Shares of the Company (the “Common Shares”). The Plan came into force effective September 29th, 1995 and is amended and restated as of May 20, 2004.

2.	Number of Common Shares to be Offered

      The maximum number of Common Shares that will be reserved for issuance and issued under this Plan shall not exceed 6,906,000 shares. The issuance of Common Shares upon the exercise or satisfaction of an Award shall reduce the total number of Common Shares available under the Plan. The following restrictions shall also apply to this Plan as well as all other plans or stock option agreements to which the Company may be a party:

(i) the aggregate number of Common Shares reserved for issuance pursuant to Awards granted to Insiders shall not exceed ten percent (10%) of the Outstanding Issue;

(ii) Insiders shall not be issued, within any one year period, Awards for Common Shares which exceed ten percent (10%) of the Outstanding Issue;

(iii) no Insider together with such Insider’s Associates shall be issued, within any one year period, Awards for a number of Common Shares which exceeds five percent (5%) of the Outstanding Issue; and

(iv) the number of Common Shares reserved for issuance pursuant to Awards to any one participant shall not exceed five percent (5%) of the Outstanding Issue.

(v) The aggregate number of Common Shares reserved for issuance pursuant to Awards to all members of the Board Directors of the Company as a group may not exceed at any one time one percent (1%) of the Outstanding Issue.

      For the purpose of this Plan:

      “Associate” has the meaning assigned by the Securities Act (Ontario), as amended from time to time.

      “Award” means an Option, Stock Appreciation Right or Share of Restricted Stock granted pursuant to this Plan.

      “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.

      “Incentive Stock Option” means an incentive stock option as defined in Section 422 of the Code.

      “Insider” means:

(i) an insider of the Company as defined by the Securities Act (Ontario) as amended from time to time, other than a person who falls within such definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

(ii) an Associate of any person who is an insider by virtue of Clause (i) of this definition; and

      “Option” means any stock option granted under Section 6.

      “Outstanding Issue” means the number of Common Shares of the Company that are outstanding immediately prior to any issuance of Awards under this Plan, excluding Common Shares issued pursuant to the Plan during the preceding one year period.

      “Restricted Shares” means any Common Share granted under Section 7.

      “Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 8.

      Upon the expiration, surrender or termination, in whole or in part, of an unexercised Award, the Common Shares subject to such unexercised Award shall be available for other Options to be granted from time to time.

3.	Administration

      The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”) who shall be appointed by and serve at the pleasure of the Board of Directors (the “Board”). The Committee shall have full power and authority, subject to the terms of the Plan, to make Awards on behalf of the Company; to designate the individuals to whom Awards shall be granted (the “Participants” or “Participant”); the number of Common Shares covered by each Award; and the form, amount and other terms and conditions of each Award. The Committee shall also have full power and authority otherwise to interpret and construe the terms of the Plan. Any determination by the Committee shall be final and conclusive unless otherwise determined by the Board and, in any such event, such determination of the Board shall be final and conclusive. The day-to-day administration of the Plan may be delegated to such officers and employees of the Company as the Committee in its sole discretion shall determine.

4.	Eligible Participants

      The individuals eligible to receive Awards shall be confined to employees (including contract employees) and consultants (who are engaged to provide ongoing bona fide consulting services for the Company or any subsidiary, spend a significant amount of their time and attention on the affairs and business of the Company or any subsidiary, and have a relationship with the Company or any subsidiary that will permit them to be knowledgeable in respect of the business affairs of the Company) and directors of the Company as shall be determined from time to time by the Committee. In making such determination, the Committee shall consider the duties and responsibilities of the individual, his or her present and potential contribution to the success of the Company or any subsidiary, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Participation in the Plan shall be entirely voluntary and any decision by any individual not to participate shall not affect such individual’s employment with the Company or any subsidiary.

5.	Rules Applicable to Awards

      (a) Grant of Awards. From time to time the Committee or the Board of Directors may grant Awards on behalf of the Company under the Plan.

      (b) Exercise or Purchase Price. The exercise price (“Exercise Price”) or purchase price (“Purchase Price”) of an Award of Options or Restricted Shares shall be the Market Price per Common Share as of the date of grant of the Award. The Exercise Price of an Award of Stock Appreciation Rights shall be determined in accordance with Section 8(b) of this Plan. The “Market Price” per Common Share at any date shall be the closing price of the Common Shares on The Toronto Stock Exchange (the “Exchange”) (or if the Common Shares are not then listed or posted for trading on the Exchange, on such stock exchange in Canada on which such shares are listed and posted for trading as may be selected for such purpose by the Committee) on the date of grant. In the event that the Common Shares are not listed and posted for trading on any stock exchange in Canada, the market price shall be the last trading price of the Common Shares on The NASDAQ Stock Market (“NASDAQ”) on the date of grant. In the event that the Common Shares are not trading on NASDAQ, the market price shall be determined by the Committee in its sole discretion.

      (c) Exercise Period; Vesting. An Award of Options or Stock Appreciation Rights may be exercised at any time or from time to time within such period as the Committee shall determine (the “Exercise Period”), but in no event shall such Exercise Period be greater than 10 years from the date of grant. The Committee may, but shall not be required to, impose such conditions on the exercise of an Award as the Committee deems appropriate. Unless otherwise specifically approved by the Committee, an award shall vest and, in the case of Options or Stock Appreciation Rights, be exercisable by a Participant at a rate of twenty-five percent (25%) per year on the first, second, third and fourth anniversaries of the Date of Grant of such Award. Unless otherwise determined by the Committee, all outstanding Awards shall immediately vest and, in the case of Options or Stock Appreciation Rights, become exercisable by a Participant upon a change in control (as determined by the Board) of the Company. Notwithstanding the foregoing or anything contained herein to the contrary, the Committee may, from time to time, in its sole discretion, by written notice to any Participant, amend the vesting schedule of Awards granted under this Plan, including without limitation the acceleration of vesting such that some or all of the Awards granted under this Plan become immediately fully vested.

      (d) Methods of Payment. Payment for purchase of Common Shares shall be made in cash or by certified check. Only full shares shall be issued under the Plan.

      (e) Termination of Employment. The following shall apply in the event that the employment, board, consultancy or other service position of a Participant is terminated for whatever reason. The date of termination is referred to herein as the “Termination Date”. For purposes of the Plan, the transfer of a Participant to a different position or office within the Company or any subsidiary shall not be considered a termination.

(i) If the cause of termination is dismissal for cause of the Participant, all Awards shall cease vesting on the Termination Date and all Options or Stock Appreciation Rights held by the Participant on the Termination Date shall terminate 30 days following the Termination Date, prior to which date (A) the Participant may exercise all or any part of the Participant’s Award of Options or Stock Appreciation Rights that have vested and are exercisable in accordance with the provisions of Section 5(c) hereof, and (B) the Company may repurchase from the Participant all unvested Restricted Shares held by the Participant in accordance with the terms thereof.

(ii) If the cause of termination is other than the death or dismissal for cause of the Participant, all Awards shall cease vesting on the Termination Date and all Options or Stock Appreciation Rights held by the Participant on the Termination Date shall terminate 60 days following the Termination Date, prior to which date (A) the Participant may exercise all or any part of the Participant’s Award of Options or Stock Appreciation Rights that have vested and are exercisable in accordance with the provisions of Section 5(c) hereof, and (B) the Company may repurchase from the Participant all unvested Restricted Shares held by the Participant in accordance with the terms thereof. The Chief Executive Officer of the Company may extend such period for up to an additional 30 days.

(iii) If the cause of termination is the death of the Participant, all Awards shall immediately cease vesting and the Participant’s Award of Options or Stock Appreciation Rights shall terminate six (6) months following the Termination Date prior to which date (A) the legal personal representative(s) of the deceased Participant may exercise such portion of the Participant’s Award of Options or Stock Appreciation Rights that have vested and are exercisable in accordance with the provisions of Section 5(c) hereof, and (B) the Company may repurchase from the legal personal representative(s) of the deceased Participant all unvested Restricted Shares held by the Participant on the Termination Date in accordance with the terms thereof.

(iv) As regards the provisions of this paragraph (e) the Committee reserves the right, in its sole discretion, to extend the period for vesting and exercise of an Award after the Termination Date to a date which shall not be later than the earlier of (A) in respect of an employee Participant (including executive officers), three years after the Termination Date, or (B) in respect of a director, contract employee or consultant Participant, one year after the Termination Date.

(v) In no event may an Award of Options or Stock Appreciation Rights be exercised after the expiration of the Exercise Period.

      (f) Transferability. An Award may not be assigned or transferred. Each Award of Options or Stock Appreciation Rights will be exercisable during the lifetime of the Participant only by the Participant. In the event of the death of a Participant, the legal personal representative(s) of the deceased Participant may exercise, within the period set out in Section 5(e)(ii) hereof, such portion of the Participant’s Award of Options or Stock Appreciation Rights that would have been exercisable by the Participant on the date of death in accordance with the provisions of Section 5(c) hereof.

      (g) Reorganization and Recapitalization. In the event of any subdivision, redivision or change of the Common Shares of the Company at any time into a greater number of shares, the Company shall deliver at the time of any exercise thereafter of Options or Stock Appreciation Rights hereby granted such additional number of shares as would have resulted from such subdivision, redivision or change if such exercise of the Award hereby granted had been prior to the date of such subdivision, redivision or change. In the event of any consolidation or change of the Common Shares of the Company at any time into a lesser number of shares, the number of shares deliverable by the Company on any exercise thereafter of Options or Stock Appreciation Rights hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the Award hereby granted had been prior to the date of such consolidation or change.

6.	Options

      Options granted under the Plan shall be, as determined by the Committee, non-qualified or Incentive Stock Options for U.S. federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to such other terms and conditions consistent with Section 5 hereof as the Committee shall determine.

      Incentive Stock Options. An Option that the Board intends to be an Incentive Stock Option” shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.

      To the extent required for “Incentive Stock Option” treatment under Section 422 of the Code, the aggregate Market Value (determined as of the time of grant) of the Common Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall constitute a non-qualified Option.

      If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of shares of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the Exercise Price of such Incentive Stock Option shall be not less than 110% of the Market Value on the grant date, and the term of such Incentive Stock Option shall be no more than five years from the date of such grant.

7.	Restricted Shares

      (a) Grant. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

      (b) Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Shares of Restricted Stock shall be registered in the name of the Participant and held by the Company. After the lapse of the restrictions applicable to such shares of Restricted Stock, the Company shall deliver such shares to the Participant or the Participant’s legal representative.

      (c) Dividends. Dividends or dividend equivalents paid on any shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award agreement, or may be reinvested in additional shares of Restricted Stock, as determined by the Committee in its sole discretion.

8.	Stock Appreciation Rights

      (a) Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. The Committee may impose such terms and conditions upon any Stock Appreciation Right as it deems fit. A Stock Appreciation

Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Common Shares covered by an Option (or such lesser number of Common Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 8 (or such additional limitations as may be included in an Award agreement) and those imposed by the Code.

      (b) Terms. The Exercise Price of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Market Price per Common Share on the date the Stock Appreciation Right is granted; provided, however, that, notwithstanding the foregoing, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Exercise Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Market Price per Common Share on the exercise date divided by (B) the Exercise Price per Common Share, times (ii) the number of Common Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Market Price per Common Share on the exercise date of one Common Share divided by (y) the Exercise Price, times (II) the number of Common Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Common Shares or in cash, or partly in Common Shares and partly in cash (any such Common Shares valued at such Market Price per Common Share), all as set forth in the Award agreement. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written or electronic notice of exercise stating the number of Common Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date.

9.	Amendment and Discontinuance

      The Committee shall have the right to amend or modify this Plan or to terminate this Plan at any time without notice provided that a Participant’s rights are not thereby materially adversely affected and subject to any approvals required under the applicable rules of any stock exchange upon which the Common Shares of the Company are or may be listed.

10.                 Repricing Awards.

      The Exercise Price or Purchase Price of Awards previously granted under this Plan may not be reduced, nor may any Awards be canceled and reissued at a lower Exercise Price or Purchase Price, unless such action is approved by the shareholders of the Company or unless such reduction is made pursuant to a recapitalization or reorganization in accordance with Section 5(g) of this Plan.

11.	Employment Non-Contractual

      Nothing in this option shall be construed as conferring upon the Participant any right to continue in the service of the Company or any subsidiary of the Company.

12.	Rights as a Shareholder

      Except with respect to Restricted Shares, a Participant shall not have any rights as a shareholder with respect to any Common Shares issuable upon exercise of an Award until the Award has been validly exercised and the purchase price for such Common Share has been paid in full.

13.	Nontransferability

      The Participant’s rights under an Award are not assignable or transferable by a Participant during the Participant ’s lifetime and are exercisable during the Participant ’s lifetime only by the Participant.

14.	Corporate Action

      Nothing contained herein shall be construed so as to prevent the Company or any subsidiary of the Company from taking corporate action which is deemed by the Company or the subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Award.

15.	Government Regulation

      The Company’s obligation to issue and deliver Common Shares under an Award is subject to:

(a) the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required;

(b) the admission of such Common Shares to listing on any stock exchange on which Common Shares may then be listed; and

(c) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities law of any jurisdiction. In this connection, the Company shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities law and for the listing of such Common Shares on any stock exchange on which such Common Shares are then listed.

16.	Approvals

      This Plan shall be subject to acceptance by The Toronto Stock Exchange (the “Toronto Exchange”) and NASDAQ and is subject to shareholder approval as required by the rules and regulations of The Toronto Exchange and NASDAQ in compliance with all conditions imposed by such exchanges. Any Awards granted prior to such acceptance and approval shall be conditional upon such acceptance and approval being given and any conditions complied with and no such Awards may be exercised unless such acceptance and approval is given and such conditions are complied with.

17.	Governing Law

      This Plan and any Awards granted hereunder shall be governed by and interpreted in accordance with the laws of the Province of Ontario.

18.	Additional Information for Quebec Residents

      The following information will be provided to Participants who are residents of the Province of Quebec at the time that they are granted Awards pursuant to the Plan:

(a) There is no minimum sum to be collected under the Plan and the Company proposes to use the proceeds of the Plan for general corporate purposes;

(b) No changes have occurred among the senior executives of the Company since the last annual meeting of shareholders other than as disclosed in a Schedule that will be attached;

(c) There has been no transfer of the securities of the Company that resulted in a material change in control of the Company since the last meeting of shareholders of the Company other than as disclosed in a Schedule that will be attached;

(d) All other material facts in respect of the Company or the securities offered under the Plan that are necessary to enable an informed decision have been made public; and

(e) A copy of the most recent audited financial statements of the Company will be attached.

SCHEDULE B

AUDIT COMMITTEE CHARTER

GSI LUMONICS INC.

Organization

      This Charter governs the operations of the audit committee. The committee shall review and reassess the Charter at least annually and obtain the approval of the board of directors for any changes. The committee shall be members of, and appointed by, the board of directors and shall comprise at lease three directors, each of whom meet the independence requirements of (i) The Nasdaq Stock Market Marketplace Rules (Nasdaq Rules) and any exchange upon which the shares of GSI Lumonics, Inc. (the Company) are listed, and (ii) the Securities Exchange Commission. Members of the committee are considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries,. All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by SEC regulations.

Purpose

      The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

      In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority and funding to engage independent counsel, outside auditors and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

      The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of the committee’s activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

      The committee shall review at least once a year each requirement listed in this Charter to determine that it has been performed or explain why a requirement was not performed.

      The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

      The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The commit-

tee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

      At least annually, the committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

      In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Nasdaq Rules.

      The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., the Company’s Code of Conduct).

      The committee shall meet separately and periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management’s response.

      The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

      The committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

      The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      The committee shall review and discuss with management and the independent auditors the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      The committee shall review and discuss with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

      The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

      The committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

      The committee also prepares its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

SCHEDULE C

GSI LUMONICS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Composition

      The Board of Directors (the “Board”) of GSI Lumonics and its domestic and foreign subsidiaries (collectively, the “Company”) will appoint from among its members a Nominating & Corporate Governance Committee (the “Committee”) and will designate one such member to serve as the Chairman of the Committee. The Committee shall consist of no fewer than three (3) members of the Board, with each member meeting the standards established by Nasdaq with respect to independence. Members of the Committee shall be appointed for one (1) year terms, and may be removed by the Board at any time.

II.	Purpose

      The purpose of the Committee is to: (a) identify individuals qualified to become Board members and recommend to the Board the director nominees for the next annual meeting of shareholders or to fill any vacancies on the Board that arise between shareholder meetings; (b) develop and recommend to the Board a set of corporate governance principles applicable to the Company (the “Corporate Governance Guidelines”); and (c) review the qualifications of directors eligible to become members of the different committees of the Board, and recommend to the Board director nominees for each committee.

III.	Duties and Responsibilities

      It shall be the duty and responsibility of the Committee to:

1. Meet periodically as necessary, but not less than annually, to fulfill its duties. The Committee will make reports to the Board after each meeting of the Committee. The Committee may also with reasonable notice require members of management or external advisors to attend Committee meetings. Further, the Committee may meet in executive session with any two or more Committee members.

2. Develop and recommend to the Board a set of Corporate Governance Guidelines. The Committee will annually review the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

3. Consistent with the Company’s Corporate Governance Guidelines, review with the Board, on a periodic basis, the requisite skills and characteristics of new Board members as well as the composition and size of the Board as a whole.

4. Identify individuals qualified to become Board members, including existing directors eligible for re-election to the Board, in accordance with the basic criteria regarding director qualifications set forth in the Corporate Governance Guidelines, and recommend to the Board the director nominees for the next annual meeting of shareholders or the nominees to fill any interim vacancies on the Board.

5. Review and make recommendations to the Board with regard to the Board’s committee structure, review the qualifications of directors eligible to become members of the different committees of the Board, and recommend to the Board director nominees for each committee.

6. Consistent with the Company’s Corporate Governance Guidelines, review the continued appropriateness of a director’s Board membership in light of a change in the director’s position responsibility relative to his or her position responsibility when elected to the Board and the circumstances of the Company, and recommend to the Board the acceptance or nonacceptance of such director’s tendered resignation.

7. Consistent with the Company’s Corporate Governance Guidelines, periodically report to the Board on the status of the Company’s professional development and succession planning for the Company’s senior executives, including, but not limited to, policies and principles regarding succession in the event of an emergency or the retirement of the Company’s Chief Executive Officer.

C-1

8. Annually oversee a review of the performance of the Board and its committees, and discuss the results of this review with the full Board following the end of each fiscal year.

9. Monitor the Company’s review of the performance of management and ensure that such a review is conducted not less than annually.

10. Monitor the independence of the Company’s directors.

11. Monitor and take appropriate action regarding the attendance of the Company’s directors at Board and committee meetings.

12. Review corporate governance matters required by applicable law, rule or regulation to be included in the Company’s annual proxy statement.

13. Annually review the Committee’s own performance and this Charter, discuss the results of the performance review with the full Board, and recommend to the Board any proposed changes to this Charter.

14. Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation paid to all directors for their services as such.

IV.	Other Provisions

      1. The Committee has the sole authority to retain and to terminate any search firm used to assist the Committee in identifying director candidates, and has sole authority to approve the search firm’s fees and other retention terms. The Committee also has authority to obtain advice and assistance from internal or external legal, accounting or other advisors. Any communication between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

      2. The Committee may form and delegate authority to subcommittees as appropriate.

      3. The Committee may designate a non-member to serve as secretary at committee meetings to keep meeting minutes.

      4. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone), action without meetings, notice, waiver of notice, quorum and voting requirements as are applicable to the Board. The Committee is also authorized and empowered to adopt its own rules of procedure not inconsistent with any provision of this Charter, the Company’s Bylaws, Nasdaq rules and applicable law.

      5. A current version of this Charter will be included on the Company’s Web site, and will be made available in print to any Company shareholder who requests it. In addition, this availability of this Charter will be stated in the Company’s annual report.

Adopted by the Board:

C-2

SCHEDULE D

TSX CORPORATE GOVERNANCE GUIDELINES COMPLIANCE

DOES THE
TSX CORPORATE GOVERNANCE		COMPANY
GUIDELINE		COMPLY?	COMMENTS

1.	The Board should explicitly assume responsibility for the stewardship of the Company, and specifically for:

	(i) adoption of a strategic planning process;	Yes	the Board of Directors is actively involved in the Company’s strategic planning process. In addition, at least one Board of Directors meeting per year is set aside for a review of management’s strategic direction, guidelines and plans

	(ii) identification of principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;	Yes	the Board of Directors has specifically identified the Company’s principal risks and manages these risks through regular appraisal of management’s practices

	(iii) succession planning, including appointing, training and monitoring of senior management;	Yes	the Board of Directors reviews its organizational structure and succession planning matters at least annually

	(iv) communications policy; and	Yes	the Board of Directors has approved and reserves the right to review and approve amendments to the Company’s policies relating to communications between the Company, its shareholders and the public. In furtherance of this responsibility, the Board of Directors is obliged to approve any public information releases of a material nature

DOES THE
TSX CORPORATE GOVERNANCE		COMPANY
GUIDELINE		COMPLY?	COMMENTS

(v) the integrity of the Company’s internal controls and management information systems.	Yes	the Board of Directors, through the appointment of various committees, or through the review and approval of the plans of various committees of management, has assured itself of an effective means of monitoring the integrity of the Company’s system of internal controls. Each of the following committees is responsible periodically for reporting to the Board of Directors on the noted areas:

• Audit Committee held 6 meetings during fiscal 2003: compliance of all financial reporting with accounting principles and oversight of all financial plans

• Compensation Committee held 4 meetings during fiscal 2003: fixing the remuneration for the chief executive officer and administration of the Company’s stock option plans

• Technology Committee: review/recommendation of technology investments and oversight of the Company’s technology strategy

2.	Majority of Directors to be “unrelated.”	Yes	Mr. Winston (President and Chief Executive Officer of the Company) is the only related director

3.	Disclosure for each Director as to whether such Director is related or unrelated and the basis for the conclusion.	Yes	Related — Charles D. Winston, President and Chief Executive Officer of the Company

For the remainder of the proposed Directors, none of them or their associates have:

• worked for the Company

• material contracts with the Company

• received remuneration from the Company in excess of Director fees

Unrelated — Richard B. Black
Unrelated — Paul F. Ferrari
Unrelated — Phillip A. Griffiths
Unrelated — Byron O. Pond
Unrelated — Benjamin J. Virgilio

4.	Appoint a Committee of the Board of Directors responsible for appointment/ assessment of Directors, composed exclusively of non-management Directors the majority of whom are unrelated.	Yes	the Nominating and Corporate Governance Committee has responsibility for nominating new directors

DOES THE
TSX CORPORATE GOVERNANCE		COMPANY
GUIDELINE		COMPLY?	COMMENTS

5.	Implement a process for assessing the effectiveness of the Board of Directors, its committees and individual Directors.	Yes	the Board of Directors and the Nominating and Corporate Governance Committee monitors the effectiveness of the relationship between management and the Board of Directors, the effectiveness of the Board of Directors’ operations, the operations of its committees and that of individual directors, to recommend improvements to each of the above

6.	Provide orientation and education programs for new Directors.	Yes	the Board of Directors is responsible for the orientation and education of new Directors

7.	Review and, where appropriate, reduce the size of the Board of Directors to promote more efficient decision-making.	Yes	the membership of the Board of Directors is set at six (6), which is considered to be optimum

8.	Review and ensure that the compensation of Directors reflects the risks and responsibilities involved.	Yes	the Board ensures director compensation levels are sufficiently reflective of responsibilities and risks involved

9.	Committees of the Board of Directors should generally be composed of outside Directors who are unrelated.	Yes	all committees, except the technology committee, are composed entirely of outside, unrelated Directors

10.	Assign responsibility for the Board of Director’s approach to governance issues to a committee of the Board of Directors.	Yes	the newly constituted Nominating and Corporate Governance Committee, is chartered to review matters pertaining to governance including committee membership and mandates, making recommendations for change and for other such initiatives which may be deemed to be in the interest of the Board of Directors in order to improve corporate governance

11.	Define limits to management’s responsibilities by developing mandates for:

	(i) the Board of Directors	Yes	the Board reviews and approves significant operational and financial matters and provides direction to management on these matters

	(ii) the Chief Executive Officer, and approving the Chief Executive Officer’s corporate objectives.	Yes	the Chief Executive Officer’s mandate, which includes the general mandate to maximize shareholder value is established year to year in the form of annual corporate objectives and strategic directions which are subject to Board of Directors approval

12.	Ensure that the Board of Directors is able to function independently of management.	Yes	five of six members of the Board of Directors are outside, unrelated Directors and all committees of the Board of Directors, except the technology committee, are composed entirely of outside Directors

DOES THE
TSX CORPORATE GOVERNANCE		COMPANY
GUIDELINE		COMPLY?	COMMENTS

13.	Establish an Audit Committee, all the members of which are outside, unrelated Directors.	Yes	as noted above, all of the members of the Company’s Audit Committee are independent, unrelated Directors. The Audit Committee is mandated to:

• monitor audit functions and the preparation of financial statements;

• approve press releases on financial results;

• review annual information circulars as well as any material change reports and prospectuses;

• meet with outside auditors independent of management where appropriate;

• appoint, evaluate and retain the Company’s independent auditors each fiscal year

• maintain direct responsibility for the compensation, termination and oversight of the auditors’ performance and evaluate the auditors’ qualifications and performance; and

• review and approve foreign currency risk strategies and the Company’s investment policy.

14.	Provide for the engagement of outside advisors by individual Directors at the Company’s expense.	Yes	individual Directors may engage the services of an outside advisor with the approval of the Board of Directors

GSI LUMONICS INC.

39 MANNING ROAD
BILLERICA, MASSACHUSETTS 01821

PROXY FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 20, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF GSI LUMONICS INC. FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 2:00 P.M. (EDT) ON THURSDAY, MAY 20, 2004 AT THE WYNDHAM HOTEL, 2 VAN DE GRAAFF DRIVE, BURLINGTON, MASSACHUSETTS.

The undersigned shareholder of GSI Lumonics Inc. (the “Company”) hereby appoints Charles D. Winston, President and Chief Executive Officer and a director of the Company or, failing him, Thomas R. Swain, Vice President, Finance and Chief Financial Officer of the Company or, instead of either of the foregoing, [                    ] as proxyholder, with full power of substitution, to attend, act and vote in respect of all shares registered in the name of the undersigned at the Annual Meeting of Shareholders to be held at 2:00 p.m. (EDT) on Thursday, May 20, 2004 (the “Meeting”), and at any adjournment or adjournments thereof, on the matters indicated below which are described in the Management Proxy Circular of the Company dated April 23, 2004 and, at the proxyholder’s discretion, on amendments or variations to such matters and on such other matters as may properly come before the Meeting, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment or adjournments thereof. Without limiting the general authorization and power hereby granted, the persons named above are specifically directed to vote as follows:

1.	The resolution, if proposed at the Meeting, permitting two (2) or more director nominees to be elected by a single resolution and vote as opposed to electing each director nominee by way of separate resolution and vote.

VOTE: FOR ☐     AGAINST ☐ or ABSTAIN ☐

2.	Election of Directors listed in the accompanying Management Proxy Circular.

The undersigned casts the number of votes equal to the number of common shares held by the undersigned multiplied by six (6): the distribution of votes among the nominees is as indicated below. A vote in favor of the election of more than one nominee without an indication as to how the votes are to be distributed among the nominees shall mean that the votes are to be distributed equally among all nominees voted for by the undersigned.

IF NO SPECIFICATION IS MADE FOR ANY NOMINEE, IT SHALL MEAN THAT THE PROXY NOMINEES ARE INSTRUCTED TO VOTE FOR ALL OF THE FOLLOWING NOMINEES WITH THE VOTES DISTRIBUTED EQUALLY AMONG ALL NOMINEES.

NOMINEE	VOTE

Richard B. Black	FOR ☐	WITHHOLD ☐
Paul F. Ferrari	FOR ☐	WITHHOLD ☐
Phillip A. Griffiths, Ph.D.	FOR ☐	WITHHOLD ☐
Byron O. Pond	FOR ☐	WITHHOLD ☐
Benjamin J. Virgilio	FOR ☐	WITHHOLD ☐
Charles D. Winston	FOR ☐	WITHHOLD ☐

3.	Ratification of selection of Ernst & Young LLP as auditors

VOTE: FOR ☐    WITHHOLD ☐

4.	Approval of the second restatement of the Company’s 1995 Stock Option Plan (the “Restated Plan”) to allow for the grant of incentive stock options, non-qualified stock options, restricted common shares and stock appreciation rights (the “Awards”) and an increase of 2,000,000 in the number of common shares for which Awards may be granted under the Restated Plan from 4,906,000 to 6,906,000

VOTE: FOR ☐    AGAINST ☐ or ABSTAIN ☐

ON ANY BALLOT THAT MAY BE CALLED FOR, SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED FOR, AGAINST OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE SHAREHOLDER. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

NOTES:

    1. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE MEETING, OTHER THAN THE MANAGEMENT NOMINEES. To exercise this right, you should either:

—	strike out the names of Charles D. Winston and Thomas R. Swain and insert in the space provided the name of the person you desire to designate as proxyholder; or

—	complete another proper form of proxy.

    2. A proxy, to be valid, must be dated and signed by the shareholder. Executors, administrators, trustees, guardians, attorneys and officers of corporations should add their titles when signing. If this form of proxy is not dated, it shall be deemed to bear the date on which it was mailed or delivered to you by the Company.

    3. A proxy, to be effective, must be deposited with the Company at its principal executive offices at 39 Manning Road, Billerica, Massachusetts 01821 or with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, in either case no later than 5:00 p.m. (EDT) on Wednesday, May 19, 2004 or, if the Meeting is adjourned or postponed, prior to the commencement of the reconvened meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Name of Shareholder

                                          (Please Print)

Signature:

Date:

©May 2004 GSI LUMONICS INC.

GSI LumonicsTM is a registered trademark of GSI Lumonics Inc.